UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2021

WAVE LIFE SCIENCES LTD.

(Exact name of registrant as specified in its charter)

Singapore	001-37627	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Straits View #12-00, Marina One East Tower Singapore	018936
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +65 6236 3388

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
$0 Par Value Ordinary Shares	WVE	The Nasdaq Global Market

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)

On August 10, 2021, Wave Life Sciences Ltd. (the “Company”) held its 2021 Annual General Meeting of Shareholders (the “Annual Meeting”). Of the 50,770,379 ordinary shares issued and outstanding and eligible to vote as of the meeting date of August 10, 2021, a quorum of 37,018,397 ordinary shares, or 72.91%, of the eligible shares, was present in person or represented by proxy at the Annual Meeting.

(b)

The following actions were taken at the Annual Meeting, all of which are described in the Company’s definitive proxy statement that was filed with the Securities and Exchange Commission on June 28, 2021 (the “Proxy Statement”). The final voting results for each of the proposals voted upon at the Annual Meeting are set forth below.

Proposal 1 (a) – (i)- Shareholders re-elected nine of the Company’s existing directors to the Board of Directors for a term ending on the Company’s 2022 Annual General Meeting of Shareholders and his or her successor is duly elected and qualified, with the final votes cast as follows:

Board of Directors Nominee	For	Against	Abstain	Broker Non-Vote
Paul B. Bolno, M.D., MBA	33,864,224	59,438	8,719	3,086,016
Mark H.N. Corrigan, M.D.	33,839,396	82,609	10,376	3,086,016
Christian Henry	33,805,843	117,883	8,655	3,086,016
Peter Kolchinsky, Ph.D.	30,135,326	3,787,809	9,246	3,086,016
Adrian Rawcliffe	33,843,584	79,946	8,851	3,086,016
Ken Takanashi	32,012,104	1,912,341	7,936	3,086,016
Aik Na Tan	33,849,642	73,099	9,640	3,086,016
Gregory L. Verdine, Ph.D.	33,874,350	49,556	8,475	3,086,016
Heidi L. Wagner, J.D.	33,859,985	65,319	7,077	3,086,016

Proposal 2- Shareholders re-appointed KPMG LLP to serve as the Company’s independent registered public accounting firm and independent Singapore auditor for the year ending December 31, 2022, and to authorize the Audit Committee of the Board of Directors to fix KPMG LLP’s remuneration for services provided through the date of the Company’s 2022 Annual General Meeting of Shareholders, with the final votes cast as follows:

For	Against	Abstain	Broker Non-Vote
37,004,199	9,831	4,367	0

Proposal 3- Shareholders approved the Company’s payment of cash and equity-based compensation to the Company’s non-employee directors for their service on the Board of Directors and its committees (including payment in arrears to the Research and Development Committee for service for the period of January 1, 2021 through the date of the Annual Meeting and payments relating to withholding taxes to be paid to the U.S. Internal Revenue Service on behalf of one of our ex-U.S. Directors), in the manner and on the basis set forth in the Proxy Statement, with the final votes cast as follows:

For	Against	Abstain	Broker Non-Vote
33,850,944	69,846	11,591	3,086,016

Proposal 4- Shareholders approved the Company’s 2021 Equity Incentive Plan, in the manner and on the basis set forth in the Proxy Statement, with the final votes cast as follows:

For	Against	Abstain	Broker Non-Vote
29,929,337	3,994,580	8,464	3,086,016

Proposal 5- Shareholders approved a general authorization for the directors of the Company to allot and issue ordinary shares of the Company, in the manner and on the basis set forth in the Proxy Statement, with the final votes cast as follows:

For	Against	Abstain	Broker Non-Vote
33,821,187	107,981	3,213	3,086,016

Proposal 6- Shareholders approved on a non-binding, advisory basis only, the compensation of our named executive officers, in the manner and on the basis set forth described in the proxy statement, with the final votes cast as follows:

For	Against	Abstain	Broker Non-Vote
33,669,973	249,754	12,654	3,086,016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAVE LIFE SCIENCES LTD.

By:	/s/ Paul B. Bolno, M.D.
Paul B. Bolno, M.D.
President and Chief Executive Officer

Date: August 16, 2021